UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

HealthLynked Corp.

(Exact name of registrant as specified in charter)

Nevada	000-55768	47-1634127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1035 Collier Center Way Suite 3

Naples, FL 34110

(Address of principal executive offices)

(800) 928-7144

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement.

On February 26, 2021, HealthLynked Corp., a Nevada corporation (the “Company”), entered into a Subscription Agreement (the “Agreement”) for the issuance of 7,692,308 shares (the “Shares”) of its common stock, par value $0.0001 per share (“Common Stock”), and a warrant to purchase 3,846,154 shares of Common Stock (the “Warrant”, and together with the Shares, the "Securities"), in a private placement offering for an aggregate purchase price of $2,000,000. The Agreement contains customary representations and warranties of the Company and the Investor, and also provides for piggyback registration rights and demand registration rights after 180 days with respect to the Shares and the Common Stock underlying the Warrant. The Warrant has a five-year term and a strike price of $0.42 per share, subject to certain adjustments as set forth in the Warrant and provides for cashless exercise in the event the Common Stock underlying the Warrant is not registered under an effective registration statement. The fund’s manager, Daniel Hall, is also a member of the HealthLynked Board of Directors.

The foregoing is only a summary of the Agreement and the Warrant and does not purport to be a complete description thereof. Such descriptions are qualified in their entirety by reference to the Agreement and the Warrant, copies of which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On March 2, 2021, the Company issued a press release with respect to, among other things, the $2,000,000 equity investment in the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
4.1	Form of Warrant made to DanKris1, LLC, dated February 26, 2021
10.1	Form of Subscription Agreement, by and between the Company and DanKris1, LLC, dated February 26, 2021
99.1	Press Release, dated February 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHLYNKED CORP.

Date: March 2, 2021	/s/ George O’Leary
George O’Leary
Chief Financial Officer